Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Emmis Communications Corporation (the "Company"), that, to his knowledge:

(1) the Quarterly Report of the Company on Form 10-Q for the period ended November 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 14, 2003


                                             /s/ WALTER Z. BERGER
                                             Walter Z. Berger
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer